UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report July 31, 2014

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV  26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 29, 2014, MVB Financial Corp. (“MVB Financial”) and its subsidiary, MVB Bank, Inc. (“MVB Bank”), have entered into Amendment No. 1 to Purchase and Assumption Agreement (the “Amendment”) with CFG Community Bank (“CFG Bank”) and its parent, Capital Funding Bancorp, Inc., (“CF Bancorp”), and affiliates, Capital Finance, LLC, and Capital Funding, LLC, which amended and modified certain terms and conditions of a Purchase and Assumption Agreement, between and among MVB Financial, MVB Bank, CFG Bank, and CF Bancorp (the “Agreement”).

Under the Agreement, based upon the terms and subject to the conditions set forth therein and modified by the Amendment, MVB Bank would, subject to regulatory approvals, purchase certain assets and assume certain liabilities of CFG Bank and its subsidiaries for $30 million in consideration, consisting of $26 million in cash and $4 million in shares of MVB Financial common stock, subject to certain adjustments (the “Transaction”).

The Amendment modifies the consideration to allow for a purchase price adjustment based upon net asset value of the assets and assumed liabilities transferred from CFG Bank to MVB Bank at the closing of the Transaction (the “Closing”), modifies the termination date of the Agreement, modifies the terms of the Agreement regarding regulatory approvals, provides for the hiring of certain CFG Bank personnel by MVB Bank in the event of that there is not a Closing, adds Capital Finance and Capital Funding as parties to the Agreement, and confirms the consent of MVB Financial to certain actions taken by CFG Bank’s affiliate, Capital Funding Group, Inc. with regard to certain loans.

Consummation of this transaction remains subject to certain customary closing conditions, including requisite regulatory approvals and material third-party consents, the absence of certain legal impediments to the consummation of the transaction and subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party.

The parties have preserved customary representations, warranties and covenants in the Agreement, including among others, covenants by CFG Bank with respect to the conduct of its business during the interim period between the execution of the Agreement and the Closing.

The representations, warranties and covenants set forth in the Agreement (and unchanged by the Amendment, unless referenced therein) have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

2.1	Amendment No. 1 to Purchase and Assumption Agreement, dated as of July 29, 2014, by and among CFG Community Bank, Capital Funding Bancorp, Inc., MVB Bank, Inc., and MVB Financial Corp.

2.2	Purchase and Assumption Agreement, dated as of October 23, 2013, by and among CFG Community Bank, Capital Funding Bancorp, Inc., MVB Bank, Inc. and MVB Financial Corp.*

*Schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.  MVB Financial Corp. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Forward-Looking Statements

All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Such information involves risks and uncertainties that could result in the actual results of MVB Financial Corp. (“MVB Financial” or the “Company”) differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: (i) the Company may incur loan losses due to negative credit quality trends in the future that may lead to deterioration of asset quality; (ii) the Company may incur increased charge-offs in the future; (iii) the Company could have adverse legal actions of a material nature; (iv) the Company may face competitive loss of customers; (v) the Company may be unable to manage its expense levels; (vi) the Company may have difficulty retaining key employees; (vii) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (viii) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (ix) changes in other regulations, government policies, and application of regulations affecting bank holding companies and their subsidiaries, including changes in monetary policies, may negatively impact the Company’s operating results and that could negatively impact or preclude current and future acquisition activities, including the proposed acquisition of certain assets and liabilities of CFG Community Bank; (x) the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III may adversely affect the Company; (xi) the risk that the benefits from the proposed acquisition of certain assets and assumption of certain liabilities of CFG Community Bank may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement and the degree of competition in the geographic and business areas in which MVB Bank, Inc. (“MVB Bank”) and CFG Community Bank operate; (xii) the reaction of the MVB Bank and CFG Community Bank customers, employees and counterparties to the proposed acquisition and integration; (xiii) the anticipated integration of the operations of MVB Bank and CFG Community Bank may be more difficult, costly or time-consuming than expected; (xiv) the risk that the new investments to support the growth of MVB Insurance, LLC (“MVB Insurance”) may not be fully realized or may take longer than expected due to general economic and market conditions; (xv) diversion of management time on acquisition or diversified growth issues; and, (xvi) other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
	By	/s/ Larry F. Mazza
Larry F. Mazza
Chief Executive Officer & President
Date: July 31, 2014